UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

The ITC 1068 Action

As previously disclosed: (a) on July 31, 2017, Bio-Rad Laboratories, Inc. (“Bio-Rad”) and Lawrence Livermore National Security, LLC filed a complaint against 10x Genomics, Inc. (the “Company”) in the U.S. International Trade Commission (“ITC”) pursuant to Section 337 of the Tariff Act of 1930, accusing substantially all of the Company’s products of infringing U.S. Patent Nos. 9,089,844, 9,126,160, 9,500,664, 9,636,682 and 9,649,635 (the “ITC 1068 Action”); and (b) in September 2018, the presiding Administrative Law Judge issued an initial determination (the “Initial Determination”) (i) finding that the Company’s legacy Gel bead in Emulsion microfluidic chips (“GEM microfluidic chips”) infringe the ‘664, ‘682 and ‘635 patents but not the ‘160 patent, (ii) finding that the Company’s gel bead manufacturing microfluidic chip and new microfluidic chip (“Next GEM microfluidic chip”) do not infringe any of the patent claims asserted against them, (iii) recommending entry of an exclusion order against the Company’s legacy GEM microfluidic chips and (iv) recommending a cease and desist order that would prevent the Company from selling imported legacy GEM microfluidic chips.

On December 18, 2019, the ITC issued its final determination in the ITC 1068 Action (the “Final Determination”), which was received by the Company on December 19, 2019. The Final Determination affirmed the Administrative Law Judge’s ruling in the Initial Determination that the Company’s Next GEM microfluidic chips and gel bead manufacturing microfluidic chips do not infringe any of the claims asserted against them. As previously disclosed, since August 28, 2019, all Chromium instruments that the Company sells and has sold operate exclusively with the Company’s Next GEM solutions and the Company believes that the Company’s Chromium products utilizing the Company’s Next GEM microfluidic chips will constitute substantially all of the Company’s Chromium consumables sales by the end of 2020.

The Final Determination affirmed the Administrative Law Judge’s ruling that the Company’s legacy GEM microfluidic chips infringe the ‘664, ‘682 and ‘635 patents but not the ‘160 patent. The ITC issued (1) a limited exclusion order prohibiting the unlicensed importation of the legacy GEM microfluidic chips into the United States and (2) a cease and desist order preventing the Company from selling such imported legacy GEM microfluidic chips in the United States. However, in response to the multiple submissions from leading researchers regarding the importance of research enabled by the Company’s products to “ameliorate [such] significant public interest concerns,” the ITC expressly allowed the importation and sale of the legacy GEM microfluidic chips for use by researchers who are using such chips as of December 18, 2019, and who have a documented need to continue receiving such chips for a specific current ongoing research project for which that need cannot be met by any alternative product.

Prior to the second quarter of 2019, all of the Company’s microfluidic chips were manufactured outside of the United States, but beginning in the third quarter of 2019, the Company’s United States manufacturing facilities achieved volume production of certain of the Company’s legacy GEM microfluidic chips accounting for the majority of the Company’s United States consumable revenue in that period.

The Final Determination is subject to a 60-day presidential review period before taking effect. During the presidential review period, the Company is permitted to continue importation and sales of the legacy GEM microfluidic chips subject to payment of a bond. The ITC overturned the Administrative Law Judge’s recommendation in the Initial Determination that the bond be one hundred (100) percent of the entered value of the accused microfluidic chips (approximately $7 per microfluidic chip) (the “Entered Value”) and reduced the bond to three (3) percent of the Entered Value in the Final Determination.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. Such forward-looking statements include, without limitation, statements concerning the Company’s plans, objectives, goals, beliefs, including the Company’s belief that Chromium products utilizing the Company’s Next GEM microfluidic chips will constitute substantially all of the Company’s Chromium consumables sales by the end of 2020, business strategies, future events, business conditions, results of operations, financial position, business outlook, business trends and other information. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the Company’s business and financial condition in general, including the risks and uncertainties described under “Risk Factors” in the Company’s prospectus filed with the Securities and Exchange Commission (“SEC”) on September 12, 2019, and in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2019, as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. Such prospectus, such Quarterly Report on Form 10-Q and the Company’s other periodic filings are accessible on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Information Furnished Pursuant to Item 7.01

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker
Name:	Eric S. Whitaker
Title:	General Counsel

Date: December 19, 2019